Financial Instruments and Fair Value Disclosures (Tables)	12 Months Ended
Dec. 31, 2025
Financial Instruments and Fair Value Disclosures [Abstract]
Effect of Financial Instruments Measured at Fair Value on Consolidated Statement of Loss [Table Text Block]
The effect of these financial instruments is included in “loss on equity-linked instruments, net” in the accompanying consolidated statement of (loss)/income. The following table presents the effect of the Company’s financial instruments measured at fair value on the consolidated statement of loss for the year ended December 31, 2025:

	Year ended December 31,
Financial instruments	2025	2024	2023
Class A Warrants	$(537)	$—	$—
Commitment and due diligence fees under the SEPA	(225)	—	—
Gain on settlement of shares issued under the SEPA	91	—	—
Total	$(671)	$—	$—